UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5853

HERITAGE INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Item 1.	Reports to Shareholders

October 19, 2005

Dear Valued Shareholders:

We are pleased to report to you on the Heritage Income Trust - High Yield Bond Fund (the “Fund”) for the fiscal year ended September 30, 2005(a). For this period(b), the Fund’s Class A shares returned 6.35%. By comparison, the Citigroup High Yield Market Index(c) returned 6.49%, and the Lipper High Current Yield Fund Category(c) returned 6.06%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

High yield debt markets rallied from the start of the period in September 2004 through the remainder of calendar 2004, as investors gained confidence that inflation was contained and the Federal Reserve would continue to raise rates at a “measured pace.” Reduced U.S. Treasury bond market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and isolated hawkish comments from the Federal Reserve regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through spring 2005, including General Motors’ (“GM”) unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused yield spreads(d) to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and Standard & Poor’s and Fitch Rating’s long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) The Citigroup High Yield Market Index is a broad-based unmanaged index of below investment-grade corporate bonds. This index excludes defaulted debt securities. Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2005, calculated among funds in the Fund’s Lipper category with reinvestment of dividends and capital gains (excluding sales charges). Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

(d) Yield spreads are the difference in yields between security issues of different credit quality. They are commonly used to determine if one security has a relative advantage over another security. If two bonds have equal maturity, the bond with the higher credit rating is considered to have a lower probability of default. There would be a yield spread between these two bonds.

Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy the markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetite on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th and July 21st terrorist bombings in London and weaker consumer sentiment.

However, higher-than-expected new issuance in August, combined with stronger inflation, increasingly mixed economic data and rising energy prices, slowed activity near the end of the period, although low trading volumes and light issuance in the latter half of August (ahead of the Labor Day holiday) kept the markets in positive territory. High yield markets continued to decline through September end, registering the first month of negative performance since April 2005, as volatility in the auto sector, higher energy costs, rising inflation and fears of a potentially slowing economy in the aftermath of Hurricane Katrina converged with abundant new supply and continued retail outflows following the Labor Day holiday.

Over the fiscal year ended September 30, 2005, industry allocation, in aggregate, detracted from overall fund performance; however, our issuer selection more than mitigated any negative attribution. Specifically, the fund benefited from positive issuer selection in the Cable & Media, Telecommunications, Tower and Utilities industries. Our security selection in securities rated CCC and below also contributed positively to Fund performance. Our issuer selection in the Automobile Manufacturing/Vehicle Parts and Containers industries detracted from Fund performance during the period. During the period, we added to our positions in Energy, Cable & Other Media, Services/Other and Aerospace and decreased our exposure to the Retail, Consumer Products/Tobacco and Tower industries. We also decreased our exposure to CCC-rated securities during the quarter in favor of higher quality debt.

Based on the 7.85% yield(e) of the Citigroup High Yield Market Index as of September 30, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes(f). However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and that yields and prices will fluctuate. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Peter J. Wilby	Beth A. Semmel
Managing Director	Managing Director
Salomon Brothers Asset Management Inc.	Salomon Brothers Asset Management Inc.
Portfolio Manager,	Portfolio Manager,
Heritage Income Trust - High Yield Bond Fund	Heritage Income Trust - High Yield Bond Fund

(e) As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

(f) Yields are subject to change and will fluctuate.

*	Average annual returns for Heritage Income Trust - High Yield Bond Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

Principal Amount		Value

Corporate Bonds—89.9% (a)
Domestic—84.8%
Advertising—0.4%
$ 275,000	R.H. Donnelley Corporation, 144A, 10.875%, 12/15/12	$308,688

Aerospace/Defense—3.0%
425,000	Alliant Techsystems Inc., 8.5%, 05/15/11	447,312
375,000	Argo-Tech Corporation, 9.25%, 06/01/11	397,500
350,000	DRS Technologies, Inc., 6.875%, 11/01/13	337,750
250,000	L-3 Communications Corporation, 7.625%, 06/15/12	262,500
350,000	MOOG Inc., 6.25%, 01/15/15	351,750
400,000	Sequa Corporation, 9.0%, 08/01/09	424,000

		2,220,812

Agriculture—0.5%
350,000	Hines Nurseries, Inc., 10.25%, 10/01/11	355,250

Airlines—0.3%
493,850	Airplanes Pass Through Trust, Series “D”, 10.875%, 03/15/19 (c) (d)*	0
150,000	Continental Airlines, Inc., Series “98-3”, 7.25%, 11/01/05	149,548
89,589	Continental Airlines, Inc., Series “981C”, 6.541%, 09/15/08	84,415

		233,963

Apparel—0.6%
125,000	Levi Strauss & Co., FRN 8.25%, 04/01/12	124,688
65,000	Levi Strauss & Co., 12.25%, 12/15/12	71,825
250,000	Levi Strauss & Co., 9.75%, 01/15/15	255,000

		451,513

Auto Manufacturers—2.6%
50,000	Ford Motor Company, 6.625%, 10/01/28	36,125
1,350,000	Ford Motor Company, 7.45%, 07/16/31	1,053,000
100,000	Ford Motor Company, 8.9%, 01/15/32	84,250
200,000	General Motors Corporation, 8.25%, 07/15/23	155,500

Principal Amount		Value
Corporate Bonds (continued)

725,000	General Motors Corporation, 8.375%, 07/15/33	565,500

		1,894,375

Auto Parts & Equipment—0.7%
500,000	Breed Technologies, Inc., 9.25%, 04/15/08 (c) (d)*	0
200,000	Dana Corporation, 7.0%, 03/01/29	152,304
75,000	Delphi Corporation, 6.5%, 08/15/13	50,250
312,000	TRW Automotive Inc., 9.375%, 02/15/13	338,520

		541,074

Broadcasting Services/Programs—0.1%
125,000	Nexstar Finance Holdings, LLC and Nexstar Finance Holdings, Inc., 0.0% to 04/01/08, 11.375% to maturity (b), 04/01/13	92,500

Building Materials—0.5%
300,000	Associated Materials Inc., 0.0% to 03/01/09, 11.25% to maturity (b), 03/01/14	150,000
225,000	Nortek, Inc., 8.5%, 09/01/14	207,000

		357,000

Chemicals—4.8%
250,000	Airgas, Inc., MTN, 7.75%, 09/15/06	255,625
90,909	Applied Extrusion Technologies, Inc., 144A, 12.0%, 03/15/12 (d)	90,000
250,000	Compass Minerals Group, Inc., 10.0%, 08/15/11	271,250
150,000	Equistar Chemicals, LP and Equistar Funding Corporation, 10.625%, 05/01/11	163,500
225,000	FMC Corporation, 7.75%, 07/01/11	245,250
250,000	Hercules Inc., 6.75%, 10/15/29	245,000
400,000	ISP Chemco Inc., Series “B”, 10.25%, 07/01/11	431,500
150,000	Lyondell Chemical Company, 9.5%, 12/15/08	157,125
525,000	Millennium America Inc., 9.25%, 06/15/08	564,375
550,000	NewMarket Corporation/Ethyl Corporation, 8.875%, 05/01/10	576,812
75,000	OM Group, Inc., 9.25%, 12/15/11	76,312
400,000	Resolution Performance Products Inc., 13.5%, 11/15/10	425,000

		3,501,749

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Commercial Services—2.5%
$ 325,000	Allied Security Escrow Corporation, 11.375%, 07/15/11	$322,562
125,000	Brand Services, Inc., 12.0%, 10/15/12	132,500
100,000	Cadmus Communications Corporation, 8.375%, 06/15/14	103,250
175,000	Cenveo Corporation, 9.625%, 03/15/12	187,688
275,000	Cenveo Corporation, 7.875%, 12/01/13	265,375
200,000	Iron Mountain Inc., 8.25%, 07/01/11	203,000
375,000	Iron Mountain Inc., 8.625%, 04/01/13	392,812
225,000	Iron Mountain Inc., 7.75%, 01/15/15	228,375

		1,835,562

Computers—0.6%
100,000	SunGard Data Systems Inc., 144A, 9.125%, 08/15/13	103,625
50,000	Unisys Corporation, 7.875%, 04/01/08	50,500
325,000	Unisys Corporation, 6.875%, 03/15/10	313,625

		467,750

Diversified Manufacturer—1.1%
200,000	Blount, Inc., 8.875%, 08/01/12	213,000
225,000	KI Holdings Inc., 0.0% to 11/15/09, 9.875% to maturity (b), 11/15/14	153,562
250,000	Koppers Inc., 9.875%, 10/15/13	276,250
225,000	Park-Ohio Industries, Inc., 8.375%, 11/15/14	195,188

		838,000

Electric—7.0%
125,000	The AES Corporation, 9.5%, 06/01/09	136,250
250,000	The AES Corporation, 9.375%, 09/15/10	275,625
400,000	The AES Corporation, 7.75%, 03/01/14	424,000
375,000	Calpine Corporation, 8.75%, 07/15/07	232,500
500,000	Calpine Corporation, 144A, 8.5%, 07/15/10	357,500

Principal Amount		Value

Corporate Bonds (continued)
400,000	Calpine Corporation, 144A, 8.75%, 07/15/13	283,000
325,000	Edison Mission Energy, 10.0%, 08/15/08	359,938
700,000	Edison Mission Energy, 7.73%, 06/15/09	738,500
25,000	Edison Mission Energy, 9.875%, 04/15/11	29,625
75,000	Mirant Americas Generation, LLC, 7.625%, 05/01/06 (c)*	90,938
575,000	Mirant Americas Generation, LLC, 9.125%, 05/01/31 (c)*	741,750
501,000	NRG Energy, Inc., 8.0%, 12/15/16	533,565
575,000	Reliant Energy, Inc., 9.25%, 07/15/10	623,875
250,000	Reliant Energy, Inc., 9.5%, 07/15/13	276,250

		5,103,316

Electrical Components & Equipment—0.3%
200,000	Kinetek, Inc., Series “D”, 10.75%, 11/15/06	190,000

Electronics—0.3%
225,000	Muzak LLC and Muzak Finance Corporation, 10.0%, 02/15/09	187,875
125,000	Muzak LLC and Muzak Finance Corp, 9.875%, 03/15/09	62,655

		250,530

Entertainment—2.6%
50,000	Argosy Gaming Company, 9.0%, 09/01/11	54,254
575,000	Cinemark, Inc., 0.0% to 03/15/09, 9.75% to maturity (b), 03/15/14	402,500
275,000	Choctaw Resort Development Enterprise, 144A, 7.25%, 11/15/19	276,031
400,000	Herbst Gaming, Inc., 8.125%, 06/01/12	418,000
375,000	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	375,000
225,000	Scientific Games Corporation, 6.25%, 12/15/12	223,875
50,000	Six Flags, Inc., 9.75%, 04/15/13	49,250
125,000	Six Flags, Inc., 9.625%, 06/01/14	123,125

		1,922,035

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Environmental Control—1.4%
$ 200,000	Aleris International, Inc., 10.375%, 10/15/10	$220,500
317,000	Allied Waste North America, Inc., Series “B”, 9.25%, 09/01/12	343,152
350,000	Allied Waste North America, Inc., Series “B”, 7.375%, 04/15/14	329,000
150,000	Allied Waste North America, Inc., 144A, 7.25%, 03/15/15	147,750
500,000	Safety-Kleen Services, Inc., 9.25%, 06/01/08 (c)*	1,950

		1,042,352

Financial Services—5.2%
254,000	Alamosa (Delaware), Inc., 0.0% to 07/31/05, 12.0% to maturity (b), 07/31/09	281,305
211,000	Alamosa (Delaware), Inc., 11.0%, 07/31/10	237,902
150,000	Borden U.S. Finance Corporation and Borden Nova Scotia Finance, ULC, 144A, 9.0%, 07/15/14	152,250
275,000	Ford Motor Credit Company, 7.875%, 06/15/10	267,605
225,000	Ford Motor Credit Company, 7.25%, 10/25/11	213,566
100,000	Ford Motor Credit Company, 7.0%, 10/01/13	92,736
625,000	General Motors Acceptance Corporation, 6.75%, 12/01/14	543,652
975,000	General Motors Acceptance Corporation, 8.0%, 11/01/31	851,340
375,000	Global Cash Access Holdings, Inc. and Global Cash Finance Corporation, 8.75%, 03/15/12	403,125
400,000	Huntsman Advanced Materials LLC, 11.0%, 07/15/10	448,000
700,000	Nebco Evans Holding Company, 12.375%, 07/15/07 (c) (d)*	0
275,000	Rainbow National Services LLC, 144A, 10.375%, 09/01/14	310,750

		3,802,231

Food—1.9%
100,000	Del Monte Corporation, 8.625%, 12/15/12	107,500
425,000	Doane Pet Care Company, 9.75%, 05/15/07	422,875

Principal Amount		Value

Corporate Bonds (continued)
225,000	Pilgrim’s Pride Corporation, 9.25%, 11/15/13	247,500
400,000	Pinnacle Foods Holding Corporation, 8.25%, 12/01/13	378,000
225,000	Swift & Company, 10.125%, 10/01/09	242,156

		1,398,031

Forest Products & Paper—1.0%
175,000	Appleton Papers Inc., 8.125%, 06/15/11	171,500
200,000	Appleton Papers Inc., Series “B”, 9.75%, 06/15/14	192,000
425,000	Buckeye Technologies Inc., 8.0%, 10/15/10	403,750

		767,250

Healthcare Products—0.6%
375,000	Accellent Corporation, Series “B”, 10.0%, 07/15/12	406,875

Healthcare Services—3.8%
400,000	Ameripath, Inc., 10.5%, 04/01/13	416,000
225,000	Community Health Systems, Inc., 6.5%, 12/15/12	225,562
200,000	Extendicare Health Services, Inc., 9.5%, 07/01/10	213,000
450,000	IASIS Healthcare LLC and IASIS Capital Corporation, 8.75%, 06/15/14	466,875
200,000	InSight Health Services Corporation, 144A, FRN 9.17%, 11/01/11	195,000
225,000	National Mentor, Inc., 144A, 9.625%, 12/01/12	235,125
133,000	Psychiatric Solutions, Inc., 10.625%, 06/15/13	151,620
100,000	Tenet Healthcare Corporation, 6.5%, 06/01/12	93,250
375,000	Tenet Healthcare Corporation, 7.375%, 02/01/13	355,312
150,000	Tenet Healthcare Corporation, 144A, 9.25%, 02/01/15	151,500
225,000	Tenet Healthcare Corporation, 6.875%, 11/15/31	186,750
100,000	Triad Hospitals, Inc., 7.0%, 11/15/13	101,250

		2,791,244

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Home Furnishings—0.8%
$ 325,000	Sealy Mattress Company, 8.25%, 06/15/14	$326,625
250,000	Simmons Bedding Company, 7.875%, 01/15/14	230,000

		556,625

Household Products—0.4%
300,000	Playtex Products, Inc., 9.375%, 06/01/11	313,125

Iron/Steel—0.0%
500,000	Republic Technologies International, LLC and RTI Capital Corporation, 13.75%, 07/15/09 (c) (d)*	0

Leisure Time—0.4%
325,000	ICON Health & Fitness, Inc., 11.25%, 04/01/12	258,375

Lodging—3.8%
175,000	Caesars Entertainment, Inc., 8.875%, 09/15/08	191,406
375,000	Caesars Entertainment, Inc., 7.875%, 03/15/10	407,812
400,000	Caesars Entertainment, Inc., 7.0%, 04/15/13	433,827
350,000	MGM Mirage, 9.75%, 06/01/07	372,750
190,000	MGM Mirage, 8.375%, 02/01/11	204,250
425,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/12	463,250
300,000	Station Casinos, Inc., 6.875%, 03/01/16	304,125
400,000	Turning Stone Casino Resort Enterprise, 144A, 9.125%, 12/15/10	416,000

		2,793,420

Machinery—0.8%
125,000	NMHG Holding Co., 10.0%, 05/15/09	133,750
425,000	Terex Corporation, Series “B”, 10.375%, 04/01/11	454,750

		588,500

Metal Fabricate/Hardware—0.5%
375,000	Mueller Group, Inc., 10.0%, 05/01/12	397,500

Principal Amount		Value

Corporate Bonds (continued)
Office Furnishings—0.4%
275,000	Interface, Inc., 9.5%, 02/01/14	275,000

Oil & Gas—3.7%
450,000	Chesapeake Energy Corporation, 7.5%, 06/15/14	480,375
50,000	Chesapeake Energy Corporation, 6.625%, 01/15/16	50,625
520,000	Cimarex Energy Co./Magnum Hunter Resources, Inc., 9.6%, 03/15/12	564,200
600,000	Forest Oil Corporation, 8.0%, 12/15/11	663,000
90,000	Plains Exploration & Production Company, Series “B”, 8.75%, 07/01/12	97,200
325,000	Stone Energy Corporation, 8.25%, 12/15/11	341,250
125,000	Swift Energy Company, 9.375%, 05/01/12	135,000
375,000	Vintage Petroleum, Inc., 7.875%, 05/15/11	391,875

		2,723,525

Oil & Gas Services—0.3%
250,000	Key Energy Services, Inc., 6.375%, 05/01/13	248,750

Packaging & Containers—3.0%
375,000	Anchor Glass Container Corporation, 11.0%, 02/15/13 (c)	240,000
350,000	Berry Plastics Corporation, 10.75%, 07/15/12	376,250
475,000	Jefferson Smurfit Corporation (U.S.), 8.25%, 10/01/12	446,500
25,000	Owens-Brockway Glass Container Inc., 7.75%, 05/15/11	26,000
375,000	Plastipak Holdings, Inc., 10.75%, 09/01/11	408,750
175,000	Pliant Corporation, 11.125%, 09/01/09	150,500
350,000	Radnor Holdings Corporation, 11.0%, 03/15/10	227,500
50,000	Tekni-Plex, Inc., Series “B”, 12.75%, 06/15/10	27,750
350,000	Tekni-Plex, Inc., 144A, 8.75%, 11/15/13	299,250

		2,202,500

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Pipelines—6.3%
$1,250,000	Dynegy Holdings Inc., 7.125%, 05/15/18	$1,156,250
300,000	Dynegy Holdings Inc., 7.625%, 10/15/26	277,500
375,000	El Paso Corporation, 7.875%, 06/15/12	388,125
525,000	El Paso Corporation, MTN, 7.8%, 08/01/31	526,312
725,000	El Paso Corporation, MTN, 7.75%, 01/15/32	730,438
125,000	The Williams Companies, Inc., 7.625%, 07/15/19	135,312
750,000	The Williams Companies, Inc., 7.875%, 09/01/21	825,000
500,000	The Williams Companies, Inc., 8.75%, 03/15/32	590,000

		4,628,937

Printing & Publishing—1.5%
400,000	CBD Media Holdings LLC and CBD Holdings Finance, Inc., 9.25%, 07/15/12	407,000
100,000	Dex Media West LLC and Dex Media West Finance Co., Series “B”, 9.875%, 08/15/13	110,375
700,000	Dex Media, Inc., 0.0% to 11/15/08, 9.0% to maturity (b), 11/15/13	551,250

		1,068,625

Real Estate—0.2%
162,000	CB Richard Ellis Services, Inc., 9.75%, 05/15/10	178,605

REITS—2.6%
350,000	FelCor Lodging LP, 8.5%, 06/01/11	380,625
200,000	Host Marriott, LP, Series “I”, 9.5%, 01/15/07	209,250
500,000	Host Marriott, LP, Series “O”, 6.375%, 03/15/15	485,000
150,000	MeriStar Hospitality Operating Partnership, LP and MeriStar Hospitality Finance Corporation, 10.5%, 06/15/09	159,000
250,000	Meristar Hospitality Corporation, 9.125%, 01/15/11	265,000
400,000	Omega Healthcare Investors, Inc., 7.0%, 04/01/14	404,000

		1,902,875

Principal Amount		Value

Corporate Bonds (continued)
Retail—1.2%
225,000	Carrols Corporation, 144A, 9.0%, 01/15/13	228,375
150,000	Finlay Fine Jewelry Corporation, 8.375%, 06/01/12	126,938
200,000	Friendly Ice Cream Corporation, 8.375%, 06/15/12	189,000
300,000	Home Interiors & Gifts, Inc., 10.125%, 06/01/08	216,000
125,000	The Neiman Marcus Group, Inc., 144A, 10.375%, 10/15/15	124,375

		884,688

Semiconductor Equipment—0.6%
25,000	Amkor Technology, Inc., 9.25%, 02/15/08	23,438
325,000	Amkor Technology, Inc. 10.5%, 05/01/09	276,250
125,000	Amkor Technology, Inc., 7.125%, 03/15/11	107,812

		407,500

Telecommunications—10.0%
100,000	American Tower Escrow Corporation, Zero Coupon, 08/01/08	77,000
375,000	AT&T Corporation, 9.75%, 11/15/31	474,844
450,000	Centennial Cellular Operating Co. LLC and Centennial Communications Corporation, 10.125%, 06/15/13	506,250
425,000	Insight Midwest, LP and Insight Capital, Inc., 9.75%, 10/01/09	434,563
1,025,000	Lucent Technologies Inc., 6.45%, 03/15/29	896,875
360,000	MCI, Inc., 8.735%, 05/01/2014	401,400
50,000	Nextel Communications, Inc., Series “E”, 6.875%, 10/31/13	53,073
1,100,000	Nextel Communications, Inc., Series “D”, 7.375%, 08/01/15	1,177,623
500,000	Qwest Services Corporation, 13.5%, 12/15/10	572,500
375,000	Qwest Corporation, 8.875%, 03/15/12	409,688
768,000	Qwest Services Corporation, 14.0%, 12/15/14	931,200
125,000	SBA Communications Corporation, 8.5%, 12/01/12	135,938

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 254,000	SBA Telecommunications, Inc. and SBA Communications Corporation, 0.0% to 12/15/07, 9.75% to maturity (b), 12/15/11	$230,505
400,000	UbiquiTel Operating Company, 9.875%, 03/01/11	444,000
350,000	US Unwired Inc., Series “B”, 10.0%, 06/15/12	402,500
500,000	World Access, Inc., 13.25%, 01/15/08 (c)*	25,000
225,000	Zeus Special Subsidiary Ltd. and Intelsat, Ltd., 144A, 0.0% to 02/01/10, 9.25% to maturity (b), 02/01/15	148,500

		7,321,459

Television, Cable & Radio—6.3%
200,000	Cablevision Systems Corporation, Series “B”, FRN 7.89%, 04/01/09	205,000
883,219	CCH I, LLC, 144A, 11.0%, 10/01/15	861,138
150,000	CCH I Holdings, LLC, 144A, 0.0% to 1/15/06, 13.5% to maturity (b), 01/15/14	123,750
225,000	CCH I Holdings, LLC, 144A, 0.0% to 5/15/06, 11.75% to maturity (b), 05/15/14	160,875
100,000	CCH I Holdings, LLC, 144A, 0.0% to 1/15/07, 12.125% to maturity (b), 01/15/15	63,500
575,000	Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, 10.0%, 05/15/11	416,875
500,000	CSC Holdings, Inc., 10.5%, 05/15/16	538,125
195,000	DirecTV Holdings LLC and DirectTV Financing Co., Inc., 8.375%, 03/15/13	212,794
450,000	LodgeNet Entertainment Corporation, 9.5%, 06/15/13	492,750
450,000	Mediacom Broadband LLC, 11.0%, 07/15/13	484,875
350,000	NextMedia Operating, Inc., 10.75%, 07/01/11	374,938
275,000	Radio One, Inc., Series “B”, 8.875%, 07/01/11	292,188
400,000	Young Broadcasting Inc., 10.0%, 03/01/11	378,000

		4,604,808

Principal Amount		Value

Corporate Bonds (continued)
Transportation—0.2%
500,000	The Holt Group, Inc., 9.75%, 01/15/06 (c) (d)*	0
150,000	Horizon Lines, LLC, 9.0%, 11/01/12	160,688

		160,688

Total Domestic Corporate Bonds (cost $64,159,091)		62,287,605

Foreign—5.1% (e)
Chemicals—1.2%
300,000	Methanex Corporation, 8.75%, 08/15/12	342,375
50,000	Rhodia SA, 10.25%, 06/01/10	52,875
225,000	Rhodia SA, 7.625%, 06/01/10	219,375
300,000	Rhodia SA, 8.875%, 06/01/11	283,500

		898,125

Diversified Manufacturer—0.3%
225,000	Invensys PLC, 144A, 9.875%, 03/15/11	223,594

Financial Services—0.6%
358,000	BCP Crystal US Holdings Corporation, 9.625%, 06/15/14	398,275

Forest Products & Paper—1.0%
100,000	Abitibi-Consolidated Inc., 8.55%, 08/01/10	101,750
255,000	Abitibi-Consolidated Inc., 8.85%, 08/01/30	229,500
400,000	Norske Skog Canada Ltd., Series “D”, 8.625%, 06/15/11	402,000

		733,250

Holding Companies—0.6%
410,000	JSG Funding PLC, 9.625%, 10/01/12	412,050

Pharmaceuticals—0.4%
300,000	Herbalife Ltd. and WH Capital Corporation, 9.5%, 04/01/11	323,250

Printing & Publishing—0.5%
341,000	Yell Finance BV, 10.75%, 08/01/11	373,395

Retail—0.3%
225,000	The Jean Coutu Group (PJC) Inc., 8.5%, 08/01/14	223,875

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Investment Portfolio

September 30, 2005

(continued)

Principal Amount		Value

Corporate Bonds (continued)
Telecommunications—0.2%
$ 150,000	Intelsat (Bermuda), Ltd., 144A, FRN 8.70%, 01/15/12	$152,625

Total Foreign Corporate Bonds (cost $3,717,071)		3,738,439

Total Corporate Bonds (cost $67,876,162)		66,026,044

Convertible Bonds—0.2% (a)
Telecommunications—0.2%
125,000	American Tower Corporation, 5.0%, 02/15/10	124,219

Total Convertible Bonds (cost $65,460)		124,219

Shares		Value
Warrants, Common & Preferred Stocks—4.4% (a)
645	Alamosa Holdings, Inc., Series “B”, 7.5% (Convertible Preferred)	822,617
21,571	American Tower Corporation, Class “A” (Common Stock)*	538,196
100	American Tower Corporation, 08/01/08 (Warrants)*	35,168
8,658	Applied Extrusion Technologies, Inc. (Common Stock) (d) (f)*	108,225
4,056	Axiohm Transaction Solutions, Inc. (Common Stock) (d) (f)*	0
250	Brown Jordan International, Inc., 08/15/07 (Warrants) (d)*	2
17,241	ContinentalAFA Dispensing Company (Common Stock) (d) (f)*	94,826
200	Leap Wireless International, Inc., 04/15/10 (Warrants) (d)*	0
13,142	Liberty Global, Inc., Class “A” (Common Stock)*	355,885
13,142	Liberty Global, Inc., Class “C” (Common Stock)*	338,406
3,747	Mattress Discounters Corporation (Common Stock) (d)*	0
250	Mattress Discounters Corporation, 07/15/07 (Warrants) (d)*	0
8,123	NTL Inc. (Common Stock)*	542,616
602	TCR Holding Corporation, Class “B” (Preferred) (d)*	1
331	TCR Holding Corporation, Class “C” (Preferred) (d)*	0
873	TCR Holding Corporation, Class “D” (Preferred) (d)*	1
1,807	TCR Holding Corporation, Class “E” (Preferred) (d)*	2
15,587	Telewest Global, Inc. (Common Stock)*	357,722

Shares		Value

Warrants, Common & Preferred Stocks (continued)
375	UbiquiTel Inc., 04/15/10 (Warrants) (d)*	4
1,571	World Access, Inc. (Common Stock)*	1

Total Warrants, Common & Preferred Stocks (cost $2,927,713)		3,193,672

Total Investment Portfolio excluding repurchase agreement (cost $70,869,335)		69,343,935

Repurchase Agreement—4.1% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2005 @ 3.25% to be repurchased at $2,979,807 on October 3, 2005, collateralized by $2,615,000 United States Treasury Notes, 10.375% due November 15, 2012, (market value $3,040,346 including interest) (cost $2,979,000)		2,979,000

Total Investment Portfolio (cost $73,848,335) (g), 98.6% (a)		72,322,935
Other Assets and Liabilities, net, 1.4% (a)		1,011,899

Net Assets, 100.0%		$73,334,834

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Bonds reset to applicable coupon rate at a future date.
(c)	Bond is in default.
(d)	Securities are fair valued according to procedures adopted by the Board of Trustees.
(e)	U.S. dollar denominated.
(f)	Private Placement security
(g)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $1,525,400 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $5,058,352 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,583,752.

144A-	Securities purchased in a transaction exempt from registration pursuant to conditions of Rule 144A under the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. Some of these securites are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities.

FRN-	Floating Rate Notes reset their interest rate on a semiannually or quarterly basis.

MTN-	Medium Term Note.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Portfolio Allocation

(unaudited)

Ratings Allocation

A - An obligation rated ‘A’ is STRONG in its capacity to meet its financial commitments, but the obligor is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB - An obligation rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments.

BB - An obligation rated ‘BB’ is LESS VULNERABLE to nonpayment than other lower-rated obligations.

B - An obligation rated ‘B’ is MORE VULNERABLE to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D - An obligation has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

N.R. - Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Beginning with the Fund’s fiscal quarter ended December 31, 2004, the Fund began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution [and/or service] (12b-1) fees; and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or talk to your financial advisor.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage High Yield Bond Fund on April 1, 2005 and held through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period*
Class A	$1,000	$1,041	$5.63
Class B	$1,000	$1,038	$8.43
Class C	$1,000	$1,037	$8.43

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines the table below shows your Fund’s actual expenses based on a $1,000 investment and assuming for the period a hypothetical 5% rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period*
Class A	$1,000	$1,020	$5.57
Class B	$1,000	$1,017	$8.34
Class C	$1,000	$1,017	$8.34

*	Expenses are calculated using the Fund’s annualized expense ratios for Class A (1.10%), Class B (1.65%) and Class C (1.65%) shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (183); and then dividing that result by the actual number of days in the fiscal year (365).

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Statement of Assets and Liabilities

September 30, 2005

Assets
Investments, at market value (identified cost $70,869,335)		$69,343,935
Repurchase agreement (identified cost $2,979,000)		2,979,000
Cash		486
Receivables:
Investments sold		10,917
Fund shares sold		68,058
Interest		1,457,549
Deferred state qualification expenses		13,287
Prepaid Insurance		5,358

Total assets		$73,878,590

Liabilities
Payables:
Fund shares redeemed	$257,699
Investments Purchased	125,000
Accrued management fee	37,378
Accrued distribution fee	31,513
Accrued shareholder servicing fee	6,984
Accrued fund accounting fee	21,000
Other accrued expenses	64,182

Total liabilities		543,756

Net assets		$73,334,834

Net Assets
Net assets consist of:
Paid-in capital		$83,060,720
Undistributed net investment income		657,457
Accumulated net realized loss		(8,857,943)
Net unrealized depreciation on investments		(1,525,400)

Net assets		$73,334,834

Class A shares
Net asset value, offering price and redemption price per share ($38,081,300 divided by 4,901,865 shares of beneficial interest outstanding, no par value)		$7.77

Maximum offering price per share (100/96.25 of $7.77)		$8.07

Class B shares
Net asset value, offering price and redemption price per share ($9,937,221 divided by 1,290,663 shares of beneficial interest outstanding, no par value)		$7.70

Class C shares
Net asset value, offering price and redemption price per share ($25,316,313 divided by 3,286,304 shares of beneficial interest outstanding, no par value)		$7.70

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Statement of Operations For the Fiscal Year Ended September 30, 2005

Investment Income
Income:
Interest		$6,763,171
Dividends		12,094

		6,775,265
Expenses:
Management fee	$493,426
Distribution fee (Class A)	106,693
Distribution fee (Class B)	88,365
Distribution fee (Class C)	228,120
Shareholder servicing fees	69,634
Professional fees	85,859
Fund accounting fee	84,009
Registration fees and expenses	44,462
Reports to shareholders	38,666
Custodian fee	32,604
Trustees’ fees and expenses	20,345
Insurance	9,399
Other	15,616

Total expenses		1,317,198
Fees waived by Manager		(195,000)

Total expenses after waiver		1,122,198

Net investment income		5,653,067

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions		1,010,489
Net unrealized depreciation of investments during the fiscal year		(1,993,880)

Net loss on investments		(983,391)

Net increase in net assets resulting from operations		$4,669,676

Statements of Changes in Net Assets

	For the Fiscal Years Ended
	September 30, 2005	September 30, 2004
Decrease in net assets:
Operations:
Net investment income	$5,653,067	$6,663,570
Net realized gain from investment transactions	1,010,489	2,517,555
Net unrealized appreciation (depreciation) of investments during the fiscal year	(1,993,880)	479,970

Net increase in net assets resulting from operations	4,669,676	9,661,095
Distributions to shareholders from:
Net investment income Class A shares, ($0.56 and $0.61 per share, respectively)	(3,064,790)	(3,757,049)
Net investment income Class B shares, ($0.52 and $0.57 per share, respectively)	(742,725)	(905,088)
Net investment income Class C shares, ($0.52 and $0.57 per share, respectively)	(1,905,328)	(2,332,974)

Net distributions to shareholders	(5,712,843)	(6,995,111)
Decrease in net assets from Fund share transactions	(8,808,744)	(15,025,535)

Decrease in net assets	(9,851,911)	(12,359,551)
Net assets, beginning of fiscal year	83,186,745	95,546,296

Net assets, end of fiscal year (including undistributed net investment income of $625,246 and $685,022, respectively)	$73,334,834	$83,186,745

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares					Class B Shares					Class C Shares
	For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30
	2005*	2004*	2003*	2002	2001	2005*	2004*	2003*	2002	2001	2005*	2004*	2003*	2002	2001
Net asset value, beginning of fiscal year	$7.85	$7.61	$6.64	$7.10	$7.87	$7.79	$7.55	$6.60	$7.06	$7.83	$7.79	$7.55	$6.60	$7.06	$7.83

Income from Investment Operations:
Net investment income	0.57	0.58	0.56	0.57	0.70	0.51	0.54	0.52	0.54	0.65	0.52	0.54	0.52	0.54	0.65
Net realized and unrealized gain (loss) on investments	(0.09)	0.27	0.95	(0.44)	(0.77)	(0.08)	0.27	0.94	(0.45)	(0.76)	(0.09)	0.27	0.94	(0.45)	(0.76)

Total from Investment Operations	0.48	0.85	1.51	0.13	(0.07)	0.43	0.81	1.46	0.09	(0.11)	0.43	0.81	1.46	0.09	(0.11)

Less Distributions:
Dividends from net investment income	(0.56)	(0.61)	(0.54)	(0.59)	(0.70)	(0.52)	(0.57)	(0.51)	(0.55)	(0.66)	(0.52)	(0.57)	(0.51)	(0.55)	(0.66)

Net asset value, end of fiscal year	$7.77	$7.85	$7.61	$6.64	$7.10	$7.70	$7.79	$7.55	$6.60	$7.06	$7.70	$7.79	$7.55	$6.60	$7.06

Total Return (%) (a)	6.35	11.60	23.70	1.68	(1.04)	5.68	11.08	22.91	1.15	(1.55)	5.68	11.07	22.90	1.15	(1.55)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.10	1.10	1.10	1.12	1.13	1.65	1.65	1.65	1.65	1.65	1.65	1.65	1.65	1.65	1.65
Without expenses waived/recovered (%)	1.34	1.24	1.32	1.59	1.58	1.89	1.79	1.87	2.12	2.10	1.89	1.79	1.87	2.12	2.10
Net investment income to average daily net assets (%)	7.14	7.54	7.75	8.36	9.17	6.59	7.01	7.19	7.83	8.60	6.59	7.00	7.15	7.82	8.60
Portfolio turnover rate (%)	25	35	31	61	56	25	35	31	61	56	25	35	31	61	56
Net assets, end of fiscal year ($ millions)	38	43	52	23	20	10	12	12	5	4	25	28	31	9	8

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Income Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (the “Fund”). The Fund has an investment objective of high current income. The Fund currently offers Class A and Class C shares to the public. Class A shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class B shares are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price) declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies.

Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be

Heritage Income Trust — High Yield Bond Fund

Notes to Financial Statements

(continued)

distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is recorded on the accrual basis except when income is not expected.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2:	Fund Shares. At September 30, 2005, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,306,684	$10,330,640	55,549	$434,100	791,661	$6,204,464
Shares issued on reinvestment of distributions	239,564	1,878,364	47,689	370,816	167,487	1,303,489
Shares redeemed	(2,109,978)	(16,516,817)	(336,554)	(2,614,106)	(1,316,089)	(10,199,694)

Net decrease	(563,730)	$(4,307,813)	(233,316)	$(1,809,190)	(356,941)	$(2,691,741)

Shares outstanding:
Beginning of fiscal year	5,465,595		1,523,979		3,643,245

End of fiscal year	4,901,865		1,290,663		3,286,304

Heritage Income Trust — High Yield Bond Fund

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,412,305	$10,988,470	200,427	$1,536,102	1,094,835	$8,420,068
Shares issued on reinvestment of distributions	298,933	2,305,448	57,132	437,188	221,345	1,695,496
Shares redeemed	(3,113,932)	(24,061,247)	(297,207)	(2,283,822)	(1,841,930)	(14,063,238)

Net decrease	(1,402,694)	$(10,767,329)	(39,648)	$(310,532)	(525,750)	$(3,947,674)

Shares outstanding:
Beginning of fiscal year	6,868,289		1,563,627		4,168,995

End of fiscal year	5,465,595		1,523,979		3,643,245

A redemption fee of 2% of the value of shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven (7) calendar days of their acquisition by purchase or exchange. For the fiscal year ended September 30, 2005, the Fund received $1,828 in redemption fees to offset the costs and market impact associated with short-term money movements.

Note 3:	Purchases and Sales of Securities. For the fiscal year ended September 30, 2005, purchases, sales and paydowns of investment securities (excluding repurchase agreements and short-term obligations) aggregated $19,439,250, $27,696,469, and $165,686, respectively.

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Fund’s Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agreed to pay to the Manager a fee equal to an annualized rate of 0.60% on the first $100 million of the Fund’s average daily net assets, 0.50% on the next $400 million of such net assets, and 0.45% of any excess over $500 million of such net assets, computed daily and payable monthly. The Manager has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceeded 1.10% of the Class A shares average daily net assets and to the extent that the Class B and Class C shares annual operating expenses each exceeded 1.65% of those classes’ average daily net assets for the fiscal year ended September 30, 2005. Under this agreement, management fees of $195,000 were waived for fiscal year ended September 30, 2005. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2007, the Fund may be required to pay the Manager a portion or all of the waived management fees and expenses reimbursed. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived and expenses reimbursed of $132,659 in fiscal 2004, if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2006. No management fees were recovered for the fiscal year ended September 30, 2005.

The Manager entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. (“Salomon”) to provide the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager.

Heritage Income Trust — High Yield Bond Fund

Notes to Financial Statements

(continued)

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the “Distributor”) a fee of .25% of the average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee of up to 0.80% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The Distributor has advised the Fund that it generated $73,362 in front-end sales charges for Class A shares, $27,300 in contingent deferred sales charges for Class B shares and $6,666 in contingent deferred sales charges for Class C shares for the fiscal year ended September 30, 2005. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

The Manager is also the Shareholder Servicing Agent and Fund Accountant for the Fund. For providing Shareholder Servicing and Fund Accounting Services the Manager is reimbursed for expenses incurred plus an additional amount up to 10%.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $500 for attendance at their respective meeting (in person or telephonic). The Lead Independent Trustee, the Audit Committee Chair, and the Compliance Committee Chair each will receive an annual retainer of $2,500, in addition to meeting fees. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5: Federal	Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

For the fiscal year ended September 30, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributed to market discounts the Fund decreased (debited) accumulated net realized loss and increased (credited) undistributed net investment income by $32,211. As of September 30, 2005, the Fund had net tax basis capital loss carryforwards in the aggregate of $8,857,943 which may be applied to any net taxable capital gain until their expiration dates. Capital loss carryforwards of $946,045 were utilized in the fiscal year ended September 30, 2005.

Heritage Income Trust — High Yield Bond Fund

Notes to Financial Statements

(continued)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$614,608	Sept 30, 2008
5,134,929	Sept 30, 2009
178,539	Sept 30, 2010
2,929,867	Sept 30, 2011

For income tax purposes, distributions paid during the fiscal years ended September 30, 2005 and 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$5,712,843	$6,995,111
Long-Term Capital Gains	$—	$—

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$657,457
Capital Loss Carryforwards	$(8,857,943)
Post October Losses	$—
Tax Basis Net Unrealized Depreciation	$(1,525,400)

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

    Shareholders of Heritage Income Trust - High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income Trust-High Yield Bond Fund (one of the portfolios constituting the Heritage Income Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

November 15, 2005

Heritage Income Trust — High Yield Bond Fund

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee and Chairman	Since inception in 1990	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	13	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (56)	President and Trustee	Since 2000 Since inception in 1990	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000.	13	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (65)	Trustee	Since inception in 1990	First Financial Advisors, Ltd. & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999.	13	N/A

Keith B. Jarrett 880 Carillon Parkway St. Petersburg, FL 33716 (57)	Trustee	Since 2005	President, KBJ, LLC (investment company) since 2001; Principal, Rockport Funding, LLC (specialty finance), and Ajax Partners (investment partnership) since 2003; President and CEO, TF Ventures (information technology), 1998-2001.	13	Penn Virginia Resources

William J. Meurer 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since 2003	Private Financial Consultant since September 2000.	13	Sykes Enterprises, Inc.

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since inception in 1990	Lykes Professor of Banking and Finance, University of South Florida since 1986; President, Graduate School of Banking 1995-2005.	13	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (66)	Trustee	Since inception in 1990	Chief Executive Officer, Evare LLC (information services) since 2003.	13	CCC Information Services, Inc.

Heritage Income Trust — High Yield Bond Fund

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Independent Trustees (continued)

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (72)	Trustee	Since inception in 1990	Private Investor since 1988.	13	N/A

Deborah L. Talbot, PhD 880 Carillon Parkway St. Petersburg, FL 33716 (55)	Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	13	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (46)	Executive Vice President and Principal Executive Officer	Since 2000	Executive Vice President and Chief Operating Officer of Heritage since 2000.	N/A	N/A

Andrea N. Mullins 880 Carillon Parkway St. Petersburg, FL 33716 (38)	Treasurer and Secretary, Principal Financial Officer	Since 2003 Since 2004	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage, 1996-2003.	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (39)	Assistant Secretary	Since 2000	Compliance Advisor of Heritage since 2000.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Income Trust — High Yield Bond Fund

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

Overview. At a meeting held August 16, 2005, the Board of Trustees, including the independent Trustees (together, the “Board”), approved the renewal of the Fund’s investment advisory agreement with Heritage Asset Management, Inc. (“Heritage”) and the subadvisory agreement for the Fund with Salomon Brothers Asset Management, Inc. (“subadviser”) (together, the “Advisory Agreements”).

In reaching this decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Fund’s Advisory Agreements, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage and the subadviser; reports on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and the subadviser’s investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Heritage Funds, Heritage and the subadviser, including responses to any issues raised therein; and information on relevant developments in the mutual fund industry and how the Heritage Funds and/or Heritage are responding to them. As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing information about the Fund, Heritage and the subadviser. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the material submitted in support of the renewal.

With respect to the renewal of the Advisory Agreements, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage, the subadviser and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the subadviser from its relationship with the Fund.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board considered that Heritage and the subadviser are experienced in serving as an investment adviser for the Fund. Heritage oversees and monitors the performance and services provided by the Fund’s subadviser and is responsible for the selection of the Fund’s subadviser. Heritage provides investment management, administration, transfer agent and fund accounting services to the Fund. In addition, Heritage is responsible for the oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Fund. Heritage provides advisory services to one other non-investment company client. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund managed by Heritage.

Heritage Income Trust — High Yield Bond Fund

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

With respect to the subadviser, the subadviser is responsible for making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board considered the experience of the subadviser’s investment advisory team. The Board also considered the pending change in control of the subadviser and Heritage’s recommendation to continue to retain the subadviser subject to appropriate due diligence materials being received from the subadviser in connection with the pending change in control.

The Board also considered information provided regarding: (1) the Heritage and subadviser personnel who provide services to the Fund; (2) the adequacy of Heritage’s and the subadviser’s compliance program and a certification to this effect; and (3) the financial information regarding Heritage and the subadviser.

Investment Performance. The Board considered the short-, intermediate- and long-term performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted the following: (1) the Fund’s relative performance over the three-, five- and ten-year periods was better than its peers and that its one-year performance was comparable to its peers; and (2) the Fund underperformed for all periods a similar fund managed by the subadviser; this deviation was noted due to differences in Fund investment policies.

Costs, Profitability and Economies of Scale. The Board considered the advisory fees payable under the Advisory Agreements. In this connection, the Board evaluated Heritage’s costs and profitability in providing services to the Fund. The Board noted that Heritage incurred a loss on the operation of the Fund while continuing to provide services at a low cost to investors, manage the Fund’s assets, and provide a comprehensive compliance program for the Fund.

The Board also considered the advisory fees paid by the Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for the Fund compared to the average management fee and expense ratio of its peer group. The Board noted that the Fund’s expense ratio, taking into consideration the expense cap arrangement for fiscal 2005, was below the average of its peer group. In addition, the Board noted that the expense cap arrangement for fiscal 2006 would bring the Fund’s expense ratio equal to the average of its peer group. With respect to the subadvisory agreement, the Board considered the subadviser’s representation that the fees it charges in connection with the Fund are not higher than those charged to other institutional clients with similar investment objectives and asset levels.

The Board considered that the Fund’s management fee structure provides for breakpoints, which is a reduction of the applicable advisory fee rate as assets increase. The Board noted that Heritage added a “breakpoint” to its advisory fees last year in order to pass on any economies of scale it realizes to shareholders.

The Board approved Heritage’s proposal to increase the expense cap arrangement for each class of the Fund, which would increase the total annual operating expenses for each class by 10 basis points, effective January 2, 2006 through the Fund’s fiscal year ending September 30, 2006. This fee increase is effective with the filing of the new prospectus. (not for the entire fiscal 2006 year). In this connection, the Board recognized that Heritage incurred a loss on the operation of the Fund. The expense cap arrangement is subject to renewal by the Board and Heritage on an annual basis.

Heritage Income Trust — High Yield Bond Fund

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

The Board also considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory and administration fees achieved when the Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Fund; (3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on the Fund’s total operating expenses; or (4) fee or expense reductions under the transfer agent agreement may result from an increase in Fund assets.

Benefits. In evaluating Heritage’s compensation, the Board considered other benefits that may be realized by Heritage and its affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Fund.

The Board also considered that another affiliate of Heritage, Raymond James & Associates, Inc. (“RJA”), serves as the principal underwriter and distributor for the Fund, and as such, receives Rule 12b-1 payments from the Fund to compensate them for providing service and distribution activities. The Board considered that these payments could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another affiliate of Heritage, Raymond James Financial Services, Inc. has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

Conclusions. Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and the subadviser’s services; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) Heritage’s fee rate payable under the Advisory Agreement was reasonable in the context of all the factors considered by the Board; (4) the subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; and (5) the advisory fee rate structure and Fund total operating expenses currently provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Advisory Agreements.

Heritage Income Trust

Intermediate Government Fund

Annual Report
and Investment Performance
Review for the Fiscal Year Ended
September 30, 2005

Heritage
FAMILY OF FUNDS™
The Intelligent Creation of Wealth.

October 18, 2005

Dear Fellow Shareholders:

For the fiscal year ended September 30, 2005, the Intermediate Government Fund (the “Fund”)(a) Class A shares produced a total return(b) of +0.84% after all fees and expenses while the Lehman Brothers Intermediate Government Index(c) returned +1.69% and the Lehman Brothers Intermediate Treasury Index(c) returned +1.00%. Neither of these indices are subject to fees, expenses or commission costs. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

During the last year, the U.S. Treasury yield curve flattened sharply, as shorter term rates (inside of 2 years) rose significantly faster than longer term rates. The rise in short-term rates was driven by the Federal Reserve’s efforts to remove monetary policy accommodation at what they have termed a “moderate” pace. This has come to be understood as a persistent pattern of raising the federal funds rate by 25 basis points at each Federal Open Market Committee (“FOMC”) Meeting. The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates. During the Fund’s fiscal year, the FOMC met eight times and increased the federal funds rate from 1.75% to 3.75% at a rate of 25 basis points per meeting. This action was sufficient to raise three- and six-month Treasury bill yields by 184 basis points and 193 basis points, respectively. Two-year Treasury note yields increased 156 basis points over the fiscal period. The following table depicts the changes in yields and the returns attributable to each of the benchmark maturities of U.S. Treasuries over the fiscal year:

Term:	Yields as of September 30, 2004	Yields as of September 30, 2005	Change in Yield	Total Return as of September 30, 2005
3-month	1.700%	3.538%	1.838%	+2.60%
6-month	1.986%	3.916%	1.930%	+2.07%
2-year	2.605%	4.165%	1.560%	+0.67%
3-year	2.852%	4.170%	1.318%	+0.27%
5-year	3.371%	4.189%	0.818%	-0.15%
10-year	4.119%	4.324%	0.205%	+2.07%
30-year	4.892%	4.567%	-0.325%	+9.60%

Source: Yields - Bloomberg L.P; Returns - Lehman Brothers

The long end of the yield curve displayed more peculiar behavior, rising in yield by lesser magnitudes with the ten-year Treasury rising only 20 basis points while the thirty-year bond actually declined in yield by about 35 basis points over the course of the year. The patterns of returns show it was much better to be invested either in the long-end of the Treasury market (10-year to 30-year) or the very short-end of the market (3-month to 6-month Treasury Bills). Intermediate issues clearly under performed the ends of the market.

(a)	The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b)	All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c)	The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to ten years. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

1

Fundamentally, over the last fiscal year the domestic economy remained strong as measured by the growth in real Gross Domestic Product (“GDP”), ranging from a high of 3.8% annual rate to a low of a 3.3% annual rate, although due to usual reporting delays, the results for the final quarter are not yet available.

Inflation has increased sharply over the course of the year as have commodity prices. The Consumer Price Index, on a year-over-year basis, jumped from 2.5% in September of 2004 to 4.7% as of September of 2005, mostly as a result of higher energy prices. Oil prices rose sharply from $42.83 per barrel to $66.24 per barrel over the same time period. Gold prices increased, rising from $431.20 per ounce to $472.30 per ounce over the course of the year.

The fairly rapid economic expansion, rising inflation and the Federal Reserve increasing the federal funds rate by 200 basis points, would usually have sent longer term rates sharply higher. This was not the case as a combination of excess demand for Treasuries on the part of foreign investors, well contained long-term inflationary expectations, demand from longer term pension plans and a large number of levered investors (Real Estate Investment Trusts, government sponsored enterprises, banks and hedge funds) all demanded longer term assets carrying little or no credit risk. Federal Reserve Chairman Alan Greenspan termed this unique behavior, of short-term rates rising and long-term rates falling, a “conundrum.” Whether any of the above mentioned factors or a combination of those factors are the actual cause of the “conundrum” is not absolutely clear, but the fact remains that this is one of the few, and perhaps the only time, that the Federal Reserve has engaged in a long tightening cycle and long-term bond yields have declined.

Over the course of the fiscal year, we strategically maintained a low duration relative to our benchmark index attempting to avoid principal erosion as prices on longer dated securities would likely fall as the Federal Reserve raised interest rates, inflation mounted and the economy continued to expand. Given the “conundrum,” this position penalized the Fund as the opportunity cost of not owning longer-term issues or being heavily invested in very short bonds was relatively high. The portfolio did benefit from our positions in mortgage securities, specifically floating rate issues.

Thank you for your support and confidence in the Heritage Income Trust – Intermediate Government Fund.

Sincerely,

H. Peter Wallace, CFA
Senior Vice President
Heritage Asset Management, Inc.

Portfolio Manager, Heritage Income Trust - Intermediate Government Fund

2

Growth of a $10,000 investment
since October 1, 1995 of Income Trust - Intermediate Government Fund
Class A & Class C Shares
Average Annual Total Returns*
Class A
Class C
1 Year: (2.94%) 0.59%
5 Year: 3.67% 4.13%
10 Year: 4.44% 4.53%
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Past performance is not predictive of future performance.
Oct-95
Sep-96
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Heritage Income Trust - Intermediate Government Fund Class A Shares $15,434
Heritage Income Trust - Intermediate Government Fund Class C Shares $15,579
Lehman Brothers Intermediate Government Index $17,551

Growth of a $10,000 investment
since inception of Heritage Income Trust - Intermediate Government Fund
Class B Shares on February 2, 1998
Average Annual Total Returns*
1 Year: (3.43%) 5 Year: 3.96%
Life of Class B Shares: 4.13%
$16,300
$15,600
$14,900
$14,200
$13,500
$12,800
$12,100
$11,400
$10,700
$10,000
$9,300
Past performance is not predictive of future performance.
Feb-98
Mar-98
Sep-98
Mar-99
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Heritage Income Trust - Intermediate Government Fund $13,634
Lehman Brothers Intermediate Government Index $14,972

*	Average annual returns for Heritage Income Trust - Intermediate Government Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Heritage Income Trust – Intermediate Government Fund

Investment Portfolio

September 30, 2005

Principal Amount		Maturity Date	Value
U.S. Government and U.S. Government-Sponsored Enterprises—88.8% (a)
U.S. Treasuries—57.9%
$1,000,000	U.S. Treasury Notes, 3.25%	08/15/07	$983,750
1,000,000	U.S. Treasury Notes, 4.0%	08/31/07	996,602
3,500,000	U.S. Treasury Notes, 4.125%	08/15/08	3,494,805
3,000,000	U.S. Treasury Notes, 3.375%	09/15/09	2,910,234
2,000,000	U.S. Treasury Notes, 3.5%	02/15/10	1,942,734
1,500,000	U.S. Treasury Notes, 3.875%	09/15/10	1,478,789
1,000,000	U.S. Treasury Notes, 4.125%	05/15/15	982,773
1,000,000	U.S. Treasury Notes, 4.25%	08/15/15	993,750

	Total U.S. Treasuries (cost $13,995,570)		13,783,437

U.S. Government-Sponsored Enterprises—30.9% (a)
Federal Home Loan Bank—8.2%
2,000,000	Federal Home Loan Bank, 1.875%	06/15/06	1,966,864

Federal Home Loan Mortgage Corporation—18.6%
2,500,000	Freddie Mac, 3.5%	09/15/07	2,461,438
2,000,000	Freddie Mac, 4.125%	07/12/10	1,967,264

			4,428,702

Federal National Mortgage Association—4.1%
1,000,000	Fannie Mae, 3.25%	01/15/08	974,491

	Total U.S. Government-Sponsored Enterprises (cost $7,528,077)		7,370,057

	Total U.S. Government and U.S. Government-Sponsored Enterprises (cost $21,523,647)		$21,153,494

Repurchase Agreement—14.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2005 @ 3.25% to be repurchased at $3,464,938 on October 3, 2005, collateralized by $3,040,000 United States Treasury Notes, 10.375% due November 15, 2012, (market value $3,534,475 including interest) (cost $3,464,000)			3,464,000

Total Investment Portfolio (cost $24,987,647) (b), 103.3% (a)			24,617,494
Other Assets and Liabilities, net, (3.3%) (a)			(791,508)

Net Assets, 100.0%			$23,825,986

(a)	Percentages indicated are based on net assets.

(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $370,153 which consists of aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value.

The accompanying notes are an integral part of the financial statements.

4

Heritage Income Trust – Intermediate Government Fund

Portfolio Allocation

(unaudited)

Asset Allocation as of September 30, 2005 (% of net assets)

Beginning with the Intermediate Government Fund’s fiscal quarter ended December 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

5

Heritage Income Trust – Intermediate Government Fund

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution [and/or service] (12b-1) fees; and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or talk to your financial advisor.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Intermediate Government Fund on April 1, 2005 and held through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period*
Class A	$1,000	$1,011	$4.29
Class B	$1,000	$1,009	$6.04
Class C	$1,000	$1,009	$6.04

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines the table below shows your Fund’s actual expenses based on a $1,000 investment and assuming for the period a hypothetical 5% rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period*
Class A	$1,000	$1,021	$4.31
Class B	$1,000	$1,019	$6.07
Class C	$1,000	$1,019	$6.07

*	Expenses for the Intermediate Government Fund are calculated using the funds’ annualized expense ratios for Class A (0.85%), Class B (1.20%) and Class C (1.20%) shares, respectively, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (183); and then dividing that result by the actual number of days in the fiscal year (365).

The accompanying notes are an integral part of the financial statements.

6

Heritage Income Trust – Intermediate Government Fund

Statement of Assets and Liabilities

September 30, 2005

Assets
Investments, at market value (identified cost $21,523,647)		$21,153,494
Repurchase agreement (identified cost $3,464,000)		3,464,000
Cash		531
Receivables:
From Manager		1,045
Interest		108,030
Deferred state qualification expenses		12,760
Prepaid Insurance		4,637

Total assets		24,744,497

Liabilities
Payables:
Fund shares redeemed	$839,274
Accrued distribution fee	7,598
Accrued shareholder servicing fee	3,636
Accrued fund accounting fee	15,600
Other accrued expenses	52,403

Total liabilities	918,511

Net assets, at market value		$23,825,986

Net Assets
Net assets consist of:
Paid-in capital		$27,338,219
Undistributed net investment income		116,389
Accumulated net realized loss		(3,258,469)
Net unrealized depreciation on investments		(370,153)

Net assets, at market value		$23,825,986

Class A shares
Net asset value and redemption price per share ($16,328,896 divided by 1,679,274 shares of beneficial interest outstanding, no par value)		$9.72

Maximum offering price per share (100/96.25 of $9.72)		$10.10

Class B shares
Net asset value and redemption price per share ($2,395,986 divided by 247,509 shares of beneficial interest outstanding, no par value)		$9.68

Class C shares
Net asset value and redemption price per share ($5,101,104 divided by 525,968 shares of beneficial interest outstanding, no par value)		$9.70

The accompanying notes are an integral part of the financial statements.

7

Heritage Income Trust – Intermediate Government Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2005

Investment Income
Income:
Interest		$1,016,595
Expenses:
Management fee	139,693
Distribution fee (Class A)	46,611
Distribution fee (Class B)	16,047
Distribution fee (Class C)	39,719
Shareholder servicing fees	30,519
Professional fees	80,438
Fund accounting fee	62,551
Registration fees and expenses	.42,572
Reports to shareholders	25,250
Trustees’ fees and expenses	20,345
Custodian fee	10,721
Insurance	8,023
Other	15,018

Total expenses before waiver and reimbursement		537,507

Fees waived by Manager		(139,693)
Reimbursement from Manager		(127,807)

Total expenses after waiver and reimbursement		270,007

Net investment income		746,588

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions		(219,916)
Net unrealized depreciation of investments during the fiscal year		(312,326)

Net loss on investments		(532,242)

Net increase in net assets resulting from operations		$214,346

Statements of Changes in Net Assets
	For the Fiscal Years Ended
	September 30, 2005	September 30, 2004
Decrease in net assets:
Operations:
Net investment income	$746,588	$818,139
Net realized loss from investment transactions	(219,916)	(545,574)
Net unrealized depreciation of investments during the fiscal year	(312,326)	(460,677)

Net increase (decrease) in net assets resulting from operations	214,346	(188,112)
Distributions to shareholders from:
Net investment income Class A shares, ($0.30 and $0.23 per share, respectively)	(522,003)	(559,009)
Net investment income Class B shares, ($0.26 and $0.19 per share, respectively)	(65,411)	(69,126)
Net investment income Class C shares, ($0.26 and $0.19 per share, respectively)	(162,403)	(227,763)

Net distributions to shareholders	(749,817)	(855,898)
Decrease in net assets from Fund share transactions	(8,186,633)	(19,809,132)

Decrease in net assets	(8,722,104)	(20,853,142)
Net assets, beginning of fiscal year	32,548,090	53,401,232

Net assets, end of fiscal year (including undistributed net investment income of $116,389 and $119,618, respectively)	$23,825,986	$32,548,090

The accompanying notes are an integral part of the financial statements.

8

Heritage Income Trust — Intermediate Government Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30					For the Fiscal Years Ended September 30
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of fiscal year	$9.91	$10.12	$10.10	$9.78	$9.19	$9.87	$10.07	$10.06	$9.75	$9.15	$9.88	$10.09	$10.08	$9.75	$9.17

Income from Investment Operations:
Net investment income	0.27	0.21	0.24	0.36	0.45	0.24	0.18	0.21	0.32	0.42	0.24	0.18	0.21	0.32	0.41
Net realized and unrealized gain (loss) on investments	(0.16)	(0.19)	0.03	0.33	0.60	(0.17)	(0.19)	0.01	0.34	0.60	(0.16)	(0.20)	0.01	0.35	0.60

Total from Investment Operations	0.11	0.02	0.27	0.69	1.05	0.07	(0.01)	0.22	0.66	1.02	0.08	(0.02)	0.22	0.67	1.01

Less Distributions:
Dividends from net investment income	(0.30)	(0.23)	(0.25)	(0.37)	(0.46)	(0.26)	(0.19)	(0.21)	(0.34)	(0.43)	(0.26)	(0.19)	(0.21)	(0.34)	(0.43)

Net asset value, end of fiscal year	$9.72	$9.91	$10.12	$10.10	$9.78	$9.68	$9.87	$10.07	$10.06	$9.74	$9.70	$9.88	$10.09	$10.08	$9.75

Total Return (%) (a)	0.84	0.19	2.72	7.27	11.76	0.49	(0.08)	2.27	6.98	11.46	0.59	(0.18)	2.27	7.08	11.32
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived and reimbursed (%)	0.85	0.85	0.85	0.86	0.87	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20	1.20
Without expenses waived and reimbursed (%)	1.81	1.43	1.21	1.42	1.56	2.16	1.78	1.56	1.76	1.89	2.16	1.78	1.56	1.76	1.89
Net investment income to average daily net assets (%)	2.79	2.18	2.38	3.75	4.77	2.44	1.82	2.03	3.32	4.26	2.43	1.80	2.03	3.33	4.34
Portfolio turnover rate (%)	91	128	202	106	123	91	128	202	106	123	91	128	202	106	123
Net assets, end of fiscal year ($ millions)	16	22	32	40	25	2	3	5	5	1	5	8	17	12	4

*	Per share amounts have been calculated using the monthly average share method.

(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

9

Heritage Income Trust – Intermediate Government Fund

Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Income Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund (the “Fund”) and the High Yield Bond Fund. The Fund has an investment objective of high current income consistent with the preservation of capital. The Fund currently offers Class A and Class C shares to the public. Class A shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class B shares are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price) declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies.

Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

10

Heritage Income Trust - Intermediate Government Fund

Notes to Financial Statements

(continued)

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is recorded on the accrual basis except when income is not expected.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2:	Fund Shares. At September 30, 2005, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	226,809	$2,225,295	13,737	$134,776	90,667	$888,551
Shares issued on reinvestment of distributions	41,855	410,851	5,088	49,731	14,194	139,042
Shares redeemed	(771,942)	(7,576,693)	(70,308)	(686,811)	(385,395)	(3,771,375)

Net decrease	(503,278)	$(4,940,547)	(51,483)	$(502,304)	(280,534)	$(2,743,782)

Shares outstanding:
Beginning of fiscal year	2,182,552		298,992		806,502

End of fiscal year	1,679,274		247,509		525,968

11

Heritage Income Trust - Intermediate Government Fund

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	223,960	$2,233,658	30,723	$306,646	205,383	$2,042,777
Shares issued on reinvestment of distributions	45,623	452,894	5,252	51,927	20,302	201,347
Shares redeemed	(1,232,664)	(12,279,532)	(200,717)	(1,988,281)	(1,094,184)	(10,830,568)

Net decrease	(963,081)	$(9,592,980)	(164,742)	$(1,629,708)	(868,499)	$(8,586,444)

Shares outstanding:
Beginning of fiscal year	3,145,633		463,734		1,675,001

End of fiscal year	2,182,552		298,992		806,502

A redemption fee of 2% of the value of shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven (7) calendar days of their acquisition by purchase or exchange. For the fiscal year ended September 30, 2005, the Fund received $2,814 in redemption fees to offset the costs and market impact associated with short-term money movements.

Note 3:	Purchases and Sales of Securities. For the fiscal year ended September 30, 2005, purchases, sales and paydowns of U.S. Government Securities and U.S. Government-Sponsored Enterprises (excluding repurchase agreements and short-term obligations) aggregated $24,199,956, $31,362,216, and $1,932,736 respectively.

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Fund’s Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agreed to pay to the Manager a fee equal to an annualized rate of 0.50% of the Fund’s average daily net assets, computed daily and payable monthly. The Manager has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceeded 0.85% of the Class A average daily net assets and to the extent that the Class B and Class C shares annual operating expenses each exceeded 1.20% of those classes’ average daily net assets for the fiscal year ended September 30, 2005. Under this agreement, management fees of $139,693 were waived and expenses of $127,807 were reimbursed for the fiscal year ended September 30, 2005. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2007, the Fund may be required to pay the Manager a portion or all of the waived management fees and expenses reimbursed. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived and expenses reimbursed of $233,212 in fiscal 2004, if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2006. No management fees were recovered for the fiscal year ended September 30, 2005.

12

Heritage Income Trust - Intermediate Government Fund

Notes to Financial Statements

(continued)

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the “Distributor”) a fee of .25% of the average daily net assets. Under the Class B and Class C Distribution Plans, the Fund may pay the Distributor a fee of up to 0.60% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The Distributor has advised the Trust that the Fund generated $12,268 in front-end sales charges for Class A shares, $9,260 in contingent deferred sales charges for Class B shares and $802 in contingent deferred sales charges for Class C shares for the fiscal year ended September 30, 2005. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

The Manager is also the Shareholder Servicing Agent and Fund Accountant for the Fund. For providing Shareholder Servicing and Fund Accounting Services the Manager is reimbursed for expenses incurred plus an additional amount up to 10%.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $500 for attendance at their respective meeting (in person or telephonic). The Lead Independent Trustee, the Audit Committee Chair, and the Compliance Committee Chair each will receive an annual retainer of $2,500, in addition to meeting fees. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

13

Heritage Income Trust - Intermediate Government Fund

Notes to Financial Statements

(continued)

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to expirations of capital loss carryforwards the Fund decreased (debited) paid in capital and increased (credited) accumulated net realized loss $446,153. As of September 30, 2005, the Fund had net tax basis capital loss carryforwards in the aggregate of $3,038,553 which may be applied to any net taxable capital gain until their expiration dates. Capital loss carryforwards of $446,153 expired during the fiscal year ended September 30, 2005.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$374,992	Sept 30, 2006
1,413,752	Sept 30, 2007
441,619	Sept 30, 2008
252,476	Sept 30, 2009
170,729	Sept 30, 2012
384,985	Sept 30, 2013

For income tax purposes, distributions paid during the fiscal years ended September 30, 2005 and 2004 were as follows:

Distribution paid from:	2005	2004
Ordinary Income	$749,817	$855,898
Long-Term Capital Gains	$—	$—

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$116,389
Capital Loss Carryforwards	$(3,038,553)
Post October Losses	$(219,916)
Tax Basis Net Unrealized Appreciation (Depreciation)	$(370,153)

14

Heritage Income Trust - Intermediate Government Fund

Notes to Financial Statements

(continued)

Note 6:	Termination Plan. On September 13, 2005, the Board of Trustees approved a Plan of Termination for the Fund. In accordance with the Plan of Termination, the Fund was liquidated at the close of business on October 31, 2005.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

    Shareholders of Heritage Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income Trust-Intermediate Government Fund, (one of the portfolios constituting the Heritage Income Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, Florida

November 15, 2005

16

Heritage Income Trust – Intermediate Government Fund

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee
Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee and Chairman	Since inception in 1990	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	13	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (56)	President and Trustee	Since 2000 Since inception in 1990	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000.	13	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (65)	Trustee	Since inception in 1990	First Financial Advisors, Ltd. & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999;	13	N/A

Keith B. Jarrett 880 Carillon Parkway St. Petersburg, FL 33716 (57)	Trustee	Since 2005	President, KBJ, LLC (investment company) since 2001; Principal, Rockport Funding, LLC (specialty finance), and Ajax Partners (investment partnership) since 2003; President and CEO, TF Ventures (information technology), 1998-2001.	13	Penn Virginia Resources

17

Heritage Income Trust – Intermediate Government Fund

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee
Independent Trustees (continued)

William J. Meurer 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since 2003	Private Financial Consultant since September 2000.	13	Sykes Enterprises, Inc.

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since inception in 1990	Lykes Professor of Banking and Finance, University of South Florida since 1986; President, Graduate School of Banking 1995-2005.	13	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (66)	Trustee	Since inception in 1990	Chief Executive Officer, Evare LLC (information services) since 2003.	13	CCC Information Services, Inc.

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (72)	Trustee	Since inception in 1990	Private Investor since 1988.	13	N/A

Deborah L. Talbot, PhD 880 Carillon Parkway St. Petersburg, FL 33716 (55)	Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	13	N/A

18

Heritage Income Trust – Intermediate Government Fund

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee
Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (46)	Executive Vice President and Principal Executive Officer	Since 2000	Executive Vice President and Chief Operating Officer of Heritage since 2000; Trustee and Chairman, University of West Florida since 2001 and 2005, respectively.	N/A	N/A

Andrea N. Mullins 880 Carillon Parkway St. Petersburg, FL 33716 (38)	Treasurer and Secretary, Principal Financial Officer	Since 2003 Since 2004	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage, 1996-2003.	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (39)	Assistant Secretary	Since 2000	Compliance Advisor of Heritage since 2000.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

19

Heritage Income Trust – Intermediate Government Fund

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

Overview. At a meeting held August 16, 2005, the Board of Trustees, including the independent Trustees (together, the “Board”), approved the renewal of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Heritage Asset Management, Inc. (“Heritage”), subject to Heritage recommending a plan of action for liquidating the Fund or another comparable action by the end of 2005.

In reaching this decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Fund’s Advisory Agreement, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage; information on the Fund’s performance and commentary on the reasons for the performance; presentations by the Fund portfolio manager addressing, as applicable, Heritage’s investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Heritage Funds and Heritage, including Heritage’s responses to any issues raised therein; and information on relevant developments in the mutual fund industry and how the Heritage Funds and/or Heritage are responding to them. As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing information about the Fund and Heritage. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the material submitted in support of the renewal.

With respect to the renewal of the Advisory Agreement, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage from its relationship with the Fund. In addition, the Board considered Heritage’s recommendation to approve the renewal of the Advisory Agreement subject to Heritage recommending a plan of action for liquidating the Fund or another comparable action by the end of 2005.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Advisory Agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board considered that Heritage is experienced in serving as an investment adviser for the Fund. Heritage provides investment management, administration, transfer agent and fund accounting services to the Fund. In addition, Heritage is responsible for the oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Fund. Heritage provides advisory services to one other non-investment company client. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund, managed by Heritage.

The Board also considered information provided regarding (1) the Heritage personnel who provide services to the Fund; (2) the adequacy of Heritage’s compliance program and a certification to this effect; and (3) the financial information regarding Heritage.

Investment Performance. The Board considered the short- and long-term performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted that the Fund short- and long-term performance trails its peers.

20

Heritage Income Trust – Intermediate Government Fund

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

Costs, Profitability and Economies of Scale. The Board considered the fees payable under the Advisory Agreement. In this connection, the Board evaluated Heritage’s costs and profitability in providing services to the Fund. The Board noted that Heritage continues to incur losses on the operation of the Fund while continuing to provide services at a low cost to investors, manage the Fund’s assets, and provide a comprehensive compliance program for the Fund.

The Board also considered the advisory fees paid by the Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for the Fund compared to the average management fee and expense ratio of its peer group. The Board noted that the Fund’s expense ratio, after taking into consideration the expense cap arrangement, is below to the average of its peer group. The Board recognized that the Fund’s actual expense ratio increased due to declining asset levels.

The Board considered that the Fund’s management fee rate structure did not provide for breakpoints, which is a reduction of the applicable advisory fee rate as assets increase. The Board noted that the Fund has not been able to achieve economies of scale because of declining asset levels.

The Board further considered that Heritage had committed to continue the contractual expense cap arrangement until the Fund is liquidated or another comparable plan of action is implemented.

Benefits. In evaluating Heritage’s compensation, the Board considered other benefits that may be realized by Heritage and its affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Fund.

The Board also considered that another affiliate of Heritage, Raymond James & Associates, Inc. (“RJA”), serves as the principal underwriter and distributor for the Fund, and as such, receives Rule 12b-1 payments from the Fund to compensate them for providing service and distribution activities. The Board considered that these payments could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. Finally, another affiliate of Heritage, Raymond James Financial Services, Inc. has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

Conclusions. Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund is reasonably likely to benefit from the nature, quality and extent of Heritage’s services until it is liquidated or a comparable plan of action is implemented; (2) although the Fund’s performance was not satisfactory in light of all the factors considered by the Board, Heritage should remain as the Fund’s adviser until it is liquidated or a comparable plan of action is implemented; (3) Heritage’s fee rate payable under the Advisory Agreement was reasonable in the context of all the factors considered by the Board; and (4) the advisory fee rate structure currently provides Fund shareholders with reasonable benefits in light of Fund assets under management. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Advisory Agreement, subject to Heritage recommending a plan of action for liquidating the Fund or another comparable action by the end of 2005.

At a meeting held September 13, 2005, the Board of Trustees approved the closing and liquidation of the Heritage Income Trust—Intermediate Government Fund. The Fund was closed to new investors as of the close of business September 26, 2005 and will be liquidated at the close of business October 31, 2005.

21

(727) 567-8143 ■ (800) 421-4184

www.HeritageFunds.com

Raymond James & Associates, Inc., Distributor

Member New York Stock Exchange/SIPC

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

For more complete information, including the investment objectives, fees, risks and expenses of the Funds, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Income Trust. A description of the Fund's proxy voting policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the SEC's website at http://www.sec.gov or the Fund's website at www.HeritageFunds.com.

Item 2.	Code of Ethics

As of the end of the period September 30, 2005, Heritage Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. Heritage Income Trust has not made any amendments to its code of ethics during the covered period. Heritage Income Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of Heritage Income Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,000 for the year ended September 30, 2004, and $52,000 for the year ended September 30, 2005.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 and $0 for the years ended September 30, 2004 and September 30, 2005, respectively. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $31,000 for the year ended September 30, 2004, and $33,000 for the year ended September 30, 2005.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $6,000 for the year ended September 30, 2004, and $6,000 for the year ended September 30, 2005. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended September 30, 2004, and $0 for the year ended September 30, 2005.

(d) All Other Fees

For the fiscal years ended September 30, 2005 and 2004, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended September 30, 2004, and $0 for the year ended September 30, 2005.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended September 30, 2005, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending September 30, 2004, and September 30, 2005, were $0 and $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Income Trust have concluded that such disclosure controls and procedures are effective as of December 2, 2005.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Income Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 2, 2005	HERITAGE INCOME TRUST

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 2, 2005

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Date: December 2, 2005

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer